Siepert & Co. LLP
-----------------
Certified Public Accountants
John F. Davis, C.P.A.
Dennis J. Seeley, C.P.A.
Robert F.X. Keeler, C.P.A.
Robert J. Quinn, C.P.A.
Gary L. Meier, C.P.A.
Dennis E. Hildebrandt, C.P.A.

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors

CUBA CITY TELEPHONE EXCHANGE COMPANY
Madison, Wisconsin

We have audited the accompanying balance sheet of Cuba City Telephone Exchange Company as of December 31, 1999, and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cuba City Telephone Exchange Company as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report on our consideration of the Company's internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations, dated January 19, 2000.

SIEPERT & CO. LLP
Certified Public Accountants

Beloit, Wisconsin
January 19, 2000

Siepert & Co. LLP
-----------------
Certified Public Accountants
John F. Davis, C.P.A.
Dennis J. Seeley, C.P.A.
Robert F.X. Keeler, C.P.A.
Robert J. Quinn, C.P.A.
Gary L. Meier, C.P.A.
Dennis E. Hildebrandt, C.P.A.

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors

BELMONT TELEPHONE COMPANY
Madison, Wisconsin

We have audited the accompanying balance sheet of Belmont Telephone Company as of December 31, 1999, and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Belmont Telephone Company as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report on our consideration of the Company's internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations, dated January 19, 2000.

SIEPERT & CO. LLP
Certified Public Accountants

Beloit, Wisconsin
January 19, 2000

McGladrey & Pullen, LLP

Certified Public Accountants

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Capital Communications Company, Inc.
Bronxville, New York

We have audited the accompanying balance sheet of Capital Communications Company, Inc. as of December 31, 1997, and the related statements of operations, stockholders' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Communications Company, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

McGladrey & Pullen, LLP

New York, New York

February 7, 1998 (except for the second paragraph of Note 5 as to which the date is March 25, 1998)

McGladrey & Pullen, LLP

Certified Public Accountants

                          INDEPENDENT AUDITOR'S REPORT

To the Partners
Coronet Communications Company
Bronxville, New York

We have audited the balance sheet of Coronet Communications Company as of December 31, 1997, and the related statements of operations, partners' capital (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coronet Communications Company as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

McGladrey & Pullen, LLP

New York, New York
January 31, 1998

Frederick & Warinner
--------------------
Certified Public Accountants, L.L.C.


                          INDEPENDENT AUDITOR'S REPORT

To the Board of Manager
CLR Video, L.L.C.
Wetmore, Kansas

We have audited the accompanying balance sheet of CLR Video, L.L.C., (a limited liability company) as of December 31, 1997 and 1996, and the related statements of operations, members' equity and cash flows for the years then ended. These financial statements are the responsibility of CLR Video, L.L.C.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CLR Video, L.L.C. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Frederick & Warinner

Lenexa, Kansas
January 22, 1999

New York, New York